UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2022

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting was held on May 24, 2022.

(b)The following matters were voted upon by the stockholders of the Company at the Annual Meeting:

(i)	Item 1 – the election of seven members to the Board;
(ii)	Item 2 – the ratification and approval of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
(iii)	Item 3 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;
(iv)	Item 4 – Shareholder Proposal regarding simple majority vote.

The matters listed above are described in detail in the Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	67,950,025	1,208,675	21,169,790
Thomas R. Bates, Jr.	67,658,285	1,500,415	21,169,790
John F. Glick	67,477,281	1,681,419	21,169,790
Gina A. Luna	67,476,831	1,681,869	21,169,790
Sharon B. McGee	67,953,850	1,204,850	21,169,790
Brady M. Murphy	67,973,437	1,185,263	21,169,790
Shawn D. Williams	67,949,657	1,209,043	21,169,790

As previously disclosed in the Proxy Statement, in connection with the Annual Meeting, William D. Sullivan retired from the Board upon expiration of his term as director at the Annual Meeting. Immediately following the Annual Meeting, the Board decreased the size of the Board to seven members.

Item 2 – Ratification of Auditors – the stockholders approved the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2022.  The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
90,196,982	74,532	56,976

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Proxy Statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,380,730	4,552,784	225,186	21,169,790

Item 4 – Shareholder Proposal – Simple Majority Vote – the stockholders approved the shareholder proposal regarding simple majority vote with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
59,686,828	4,778,880	4,692,992	21,169,790

Item 7.01. Regulation FD Disclosure.

Immediately prior to the Annual Meeting, John F. Glick was appointed as Chairman of the Board.  In addition, following the Annual Meeting the committees of the Board were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Gina A. Luna

Shawn D. Williams

Human Capital Management and Compensation Committee:

Thomas R. Bates, Jr., Chairman

Sharon B. McGee

Shawn D. Williams

Nominating, Governance and Sustainability Committee:

Gina A. Luna, Chairman

John F. Glick

Sharon B. McGee

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/ Brady M. Murphy
Brady M. Murphy
President and Chief Executive Officer

Date: May 25, 2022